Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Global Discovery Fund (the “Fund”)

SUPPLEMENT DATED 7 JANUARY 2022

TO THE FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective immediately, the following information replaces the information under the subheading “Portfolio Management” on page 4 of the Fund’s summary prospectus in its entirety:

Name	Title	Length of Service

Jason L. White	Managing Director and Lead Portfolio Manager, Artisan Partners	Since August 2017 (inception)

James D. Hamel	Managing Director and Portfolio Manager, Artisan Partners	Since August 2017 (inception)

Matthew H. Kamm	Managing Director and Portfolio Manager, Artisan Partners	Since August 2017 (inception)

Craigh A. Cepukenas	Managing Director and Portfolio Manager, Artisan Partners	Since August 2017 (inception)

Jay C. Warner	Portfolio Manager, Artisan Partners	Since January 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE